Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

LITIGATION DYNAMICS, INC.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Litigation Dynamics, Inc.

Houston, Texas

We have audited the accompanying balance sheets of Litigation Dynamics, Inc. as of December 31, 2010 and 2009, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 2010 and 2009. These financial statements are the responsibility of Litigation Dynamics, Inc.’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Litigation Dynamics, Inc., as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the year ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has negative working capital, no sources of recurring revenue and has generated cumulative net losses and negative cash flows from operations, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC

GBH CPAs, PC

www.gbhcpas.com

Houston, Texas

December 22, 2011

Litigation Dynamics, Inc.

Balance Sheets

	December 31, 2010	December 31, 2009

Assets	$–	$–

Liabilities and Shareholders' Equity
Total Liabilities	–	–

Commitments and contingencies	–	–

Shareholders' Equity
Common stock, $0.01 par value, 100,000 shares authorized; 26,000 shares issued and outstanding	260	260
Additional paid-in capital	740	740
Accumulated deficit	(1,000)	(1,000)
Total Shareholders' Equity	–	–
Total Liabilities and Shareholders' Equity	$–	$–

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statements of Operations

For the Years Ended December 31, 2010 and 2009

For the Year Ended December 31,
	2010	2009
Revenues	$–	$–
General and administrative expenses	–	–
Loss from operations before income taxes	–	–
Provision for income taxes	–	–

Net income (loss)	$–	$–

Net income (loss) per common share – basic and diluted	$–	$–

Weighted average common shares outstanding – basic and diluted	26,000	26,000

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statements of Changes in Shareholders' Equity

For the Years ended December 31, 2010 and 2009

	Common Stock		Additional Paid-in	Accumulated	Total Shareholders'
	Shares	Amount	Capital	Deficit	Equity
Balances, January 1, 2009	26,000	$260	$740	$(1,000)	$–
Net loss	–	–	–	–	–
Balances, December 31, 2009	26,000	$260	$740	$(1,000)	$–
Net loss	–	–	–	–	–
Balances, December 31, 2010	26,000	$260	$740	$(1,000)	$–

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statements of Cash Flows

For the Years Ended December 31, 2010 and 2009

For the Year Ended December 31,
	2010	2009

Cash Flows From Operating Activities
Net loss	$–	$–
Net cash provided by (used in) operating activities	–	–

Net change in cash and cash equivalents	–	–
Cash and cash equivalents, beginning of year	–	–
Cash and cash equivalents, end of year	$–	$–

Supplemental disclosure information:
Income taxes paid	$–	$–
Interest paid	$–	$–

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Notes to Financial Statements

NOTE 1.  DESCRIPTION OF BUSINESS AND ORGANIZATION

Litigation Dynamics, Inc. (the “Company”) was formed on February 11, 1997 to provide litigation support services.  The Company provides services that ensure efficient, cost-effective litigation project management and litigation business management.  By leveraging our unique expertise and industry experience in corporate, civil, criminal and government litigation, the Company resolves complex challenges in litigation through the use of electronic data discovery combined with the clear understanding of the litigation process.  The Company ceased to have any activities in year 2000 and resumed its operation in 2011.

On October 26, 2011, the Company signed a letter of intent to merge with VR Holdings Inc.  The letter of intent was followed by the signing of a Plan and Agreement of Triangular Merger between VR Holdings, Inc., VRH Merger Sub, Inc. (a Texas corporation), and the Company on November 21, 2011.  Under the terms and conditions of this agreement, VR Holdings, Inc. formed a wholly owned subsidiary (VRH Merger Sub, Inc.) which the Company will be merged into at closing, and the name of VRH Merger Sub, Inc. will be changed to Litigation Dynamics, Inc. (the “new LDI”).  The shares of the Company will be exchanged for 17,500,000 shares of VR Holdings, Inc. at the closing date of the merger.  For every dollar of revenue generated by the new LDI during the first two years of operations after the merger, the original shareholder of the Company will receive two shares of VR Holdings, Inc. up to a maximum of 20,000,000 additional shares.  Subsequent to the merger, the new LDI will continue to be a provider of hosted litigation eDiscovery software and support services.

NOTE 2.  SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

Earnings (loss) per common share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods.

Diluted earnings per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of shares outstanding, increased by common stock equivalents.  Common stock equivalents represent incremental shares issuable upon exercise of outstanding warrants.  However, potential common shares are not included in the denominator of the diluted earnings (loss) per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

Recently adopted accounting pronouncements

There were various accounting standards and interpretations issued recently, none of which are expected to have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3.  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company currently has no assets, no sources of recurring revenue and has generated cumulative net losses of $1,000.  Although the Company was formed in 1997, the Company only has a short operating history.  The Company cannot predict if and when the Company may generate profits.  The Company expects to finance its operations primarily through future financings and operating cash flows expected from its future operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required until such time as it can generate sources of recurring revenues and to ultimately attain profitability.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4.  SUBSEQUENT EVENTS

The Company evaluated events occurring between the end of its fiscal year, December 31, 2010, and the date the financial statements were issued.

On November 21, 2011, the Company signed a Plan and Agreement of Triangular Merger with VR Holdings, Inc., and VRH Merger Sub, Inc.  Pursuant to the agreement, VR Holdings, Inc. formed a wholly owned subsidiary (VRH Merger Sub, Inc.) which the Company will be merged into at closing.  See Note 1.

Litigation Dynamics, Inc.

Balance Sheets

(Unaudited)

	September 30,	December 31,
	2011	2010
Assets
Current Assets
Cash and cash equivalents	$792	$–
Due from related party	10,000	–
Notes receivable, net of allowance for doubtful accounts ($16,826 and $0, respectively)	63,174	–
Notes receivable–related parties, net of allowance for doubtful accounts ($8,174 and $0, respectively)	30,688	–
Total current assets	104,654	–
Total Assets	$104,654	$–

Liabilities and Shareholders’ Equity (Deficit)
Current Liabilities
Accrued expenses	$27,594	$–
Deferred revenue	10,000	–
Due to related parties	18,334	–
Notes payable	300,000	–
Total current liabilities	355,928	–
Total Liabilities	$355,928	$–

Commitments and contingencies	–	–

Shareholders' Equity (Deficit)
Common stock, $0.01 par value, 100,000 shares authorized; 26,000 shares issued and outstanding	260	260
Additional paid-in capital	740	740
Accumulated deficit	(252,274)	(1,000)
Total Shareholders' Equity (Deficit)	(251,274)	–
Total Liabilities and Shareholders' Equity (Deficit)	$104,654	$–

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statements of Operations

For the Nine Months Ended September 30, 2011 and 2010

(Unaudited)

	For the Nine Months Ended
	September 30,
	2011	2010

Revenues	$90,180	$–
Operating expenses:
General and administrative	316,127	–
Total operating expenses	316,127	–

Other expense:
Interest expense	25,327	–
	25,327	–

Loss from operations before income taxes	(251,274)	–
Provision for income taxes	–	–

Net loss	$(251,274)	$–

Net loss per common share – basic and diluted	$(9.66)	$–

Weighted average shares outstanding – basic and diluted	26,000	26,000

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statement of Changes in Shareholders' Equity (Deficit)

For the Nine Months ended September 30, 2011

(Unaudited)

					Total
			Additional		Shareholders'
	Common Stock		Paid-in	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficit)
Balances, December 31, 2010	26,000	$260	$740	$(1,000)	$–
Net loss	–	–	–	(251,274)	(251,274)
Balances, September 30, 2011	26,000	$260	$740	$(252,274)	$(251,274)

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Statements of Cash Flows

For the Nine Months Ended September 30, 2011 and 2010

(Unaudited)

	For the Nine Months Ended
	September30,
	2010	2009

Cash Flows From Operating Activities
Net loss	$(251,274)	$–
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt	25,000	–
Changes in operating assets and liabilities:
Accrued expenses	27,594	–
Deferred revenue	10,000
Due to related parties	18,334	–
Net cash used in operating activities	(170,346)	–

Cash Flows From Investing Activities
Due from related party	(10,000)	–
Issuance of notes receivable	(80,000)	–
Issuance of notes receivable- related parties	(38,862)	–
Net cash used in investing activities	(128,862)	–

Cash Flows From Financing Activities
Proceeds from notes payable	300,000	–
Net cash provided by financing activities	300,000	–
Net increase in cash and cash equivalents	792	–
Cash and cash equivalents, beginning of period	–	–
Cash and cash equivalents, end of period	$792	$–

Supplemental disclosure information:
Income taxes paid	$–	$–
Interest paid	$–	$–

See accompanying notes to the financial statements.

Litigation Dynamics, Inc.

Notes to Financial Statements

(Unaudited)

NOTE 1.  DESCRIPTION OF BUSINESS AND ORGANIZATION

Litigation Dynamics, Inc. (the “Company”) was formed on February 11, 1997 to provide litigation support services.  The Company provides services that ensure efficient, cost-effective litigation project management and litigation business management.  By leveraging our unique expertise and industry experience in corporate, civil, criminal and government litigation, the Company resolves complex challenges in litigation through the use of electronic data discovery combined with the clear understanding of the litigation process.  The Company ceased to have any activities in year 2000 and resumed its operation in 2011.

On October 26, 2011, the Company signed a letter of intent to merge with VR Holdings Inc.  The letter of intent was followed up by the signing of a Plan and Agreement of Triangular Merger between VR Holdings, Inc., VRH Merger Sub, Inc. (a Texas corporation), and the Company on November 21, 2011.  Under the terms and conditions of this agreement, VR Holdings, Inc. formed a wholly owned subsidiary (VRH Merger Sub, Inc.) which the Company will be merged into at closing, and the name of VRH Merger Sub, Inc. will be changed to Litigation Dynamics, Inc. (the “new LDI”).  The shares of the Company will be exchanged for 17,500,000 shares of VR Holdings, Inc. at the closing date of the merger.  For every dollar of revenue generated by the new LDI during the first two years of operations after the merger, the original shareholder of the Company will receive two shares of VR Holdings, Inc. up to a maximum of 20,000,000 additional shares.  Subsequent to the merger, the new LDI will continue to be a provider of hosted litigation eDiscovery software and support services.

NOTE 2.  SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of estimates

The interim unaudited consolidated financial statements of the Company include all adjustments which, in the opinion of management, are necessary for a fair presentation of the Company’s financial position and results of operations.  All such adjustments are of a normal recurring nature.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Because of the use of estimates inherent in the financial reporting process, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents.  These investments are carried at cost, which approximates fair value.

Allowance for doubtful accounts

The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the notes receivable balance.  We determine the allowance based on known troubled accounts, and other currently available evidence.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable.  Revenue in 2011 consists of consulting services provided to a third party.

Income Taxes

An asset and liability approach is used for financial accounting and reporting for income taxes.  Deferred income taxes arise from temporary differences between income tax and financial reporting and principally relate to recognition of revenue and expenses in different periods for financial and tax accounting purposes and are measured using currently enacted tax rates and laws.  In addition, a deferred tax asset can be generated by net operating loss carryforwards (“NOLs”).  If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

Earnings (loss) per common share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods.  Diluted earnings per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of shares outstanding, increased by common stock equivalents.  Common stock equivalents represent incremental shares issuable upon exercise of outstanding warrants.  However, potential common shares are not included in the denominator of the diluted earnings (loss) per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

Recently adopted accounting pronouncements

There were various accounting standards and interpretations issued recently, none of which are expected to have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3.  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company currently has no assets, no sources of recurring revenue and has generated cumulative net losses of $252,274 from inception to September 30, 2011.  Although the Company was formed in 1997, the Company only has a short operating history.  The Company cannot predict if and when the Company may generate profits.  The Company expects to finance its operations primarily through future financings and operating cash flows expected from its future operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required until such time as it can generate sources of recurring revenues and to ultimately attain profitability.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4.  NOTES RECEIVABLE

Notes receivable consists of the following as of September 30, 2011 and December 31, 2010:

	September 30, 2011	December 31, 2010
Notes receivable	$80,000	$–
Less: Allowance for doubtful accounts	(16,826)	–
Total	$63,174	$–

Notes receivable were issued during the period from March to July 2011, are due on demand with interest at 18%.  As of September 30, 2011 and December 31, 2010, no interest receivable was accrued as the Company does not expect to collect the interest.

NOTE 5.  RELATED PARTY TRANSACTIONS

As discussed below, September 30, 2011, Litigation Dynamics had a balance due of $5,000 to its president and the sole shareholder before the Merger, Michael Moore, for services provided to Litigation Dynamics.  Mr. Moore is currently serving as vice president, chief operations officer, secretary, treasurer, and a director of Litigation Dynamics.  As a result of the Merger, Mr. Moore has been elected as a director of VR Holdings.

In addition, at September 30, 2011, Litigation Dynamics, pursuant to promissory notes, was owed a total of $38,862.44 by various companies affiliated with Mr. Moore and Zane Russell.  Mr. Russell is the president, chief executive officer, and a director of Litigation Dynamics, and as a result of the Merger, Mr. Russell has been elected as a director of VR Holdings.  The amounts owed are as follows:

•

The sum of $11,250.00 owing by Pine Springs Capital, LLC., pursuant to a promissory note dated March 31, 2011.  Mr. Russell is the managing member of Pine Springs Capital, LLC.

•

The sum of $3,930.55 owing by New Course Group, pursuant to a promissory note dated June 10, 2011.  Mr. Russell is the managing member of New Course Group.

•

The sum of $5,711.38 owing by New Course Group, pursuant to a promissory note dated June 3, 2011.  Mr. Russell is the managing member of New Course Group.

•

The sum of $4,000.00 owing by Pine Springs Capital, LLC., pursuant to a promissory note dated May 20, 2011.  Mr. Russell is the managing member of Pine Springs Capital, LLC.

•

The sum of $3,220.51 owing by New Course Group, pursuant to a promissory note dated June 29, 2011.  Mr. Russell is the managing member of New Course Group.

•

The sum of $2,500.00 owing by ProduClear Inc., pursuant to a promissory note dated April 13, 2011.  Messrs. Moore and Russell are directors of ProduClear Inc.

•

The sum of $3,250.00 owing by Texas Golfer Magazine, pursuant to a promissory note dated April 1, 2011.  Mr. Russell is the managing member of Texas Golfer Magazine.

•

The sum of $5,000.00 owing by Trekmore, pursuant to a promissory note dated April 8, 2011.  Mr. Russell is the president of Trekmore.

All of the above-described notes totaling $38,862.44 bear interest of 18% per annum and were due six months after origination. Although all of these notes receivable are currently are past due, management expects all of the notes to be ultimately paid, inasmuch as the payees of the notes are all controlled by Messrs. Moore and Russell.

At September 30, 2011, Litigation Dynamics was indebted to Mr. Moore and related entities, as follows:

•

The sum of $5,000 was owed to Mr. Moore for services rendered by Mr. Moore to Litigation Dynamics.  This payable is due on demand, is non-interest bearing and has no maturity date.

•

The sum of $5,000 was owed to Pine Springs Capital, LLC for legal and accounting services.  Mr. Russell is the managing member of Pine Springs Capital, LLC.  This payable is due on demand, is non-interest bearing and has no maturity date.

•

The sum of $8,334 was owed to New Course Group for computer equipment.  Mr. Russell is the managing member of New Course Group.  This payable is due on demand, is non-interest bearing and has no maturity date.

•

The sum of $10,000 was owed to Pine Springs Capital, LLC for legal and accounting services.  Mr. Russell is the managing member of Pine Springs Capital, LLC.  This payable is due on demand, is non-interest bearing and has no maturity date.

NOTE 6.  NOTES PAYABLE

Notes payable consists of the following:

	September 30, 2011	December 31, 2010
Note payable dated April 8, 2011 with interest at 18%; principal and interest due on November 30, 2011; unsecured; currently in default	$75,000	$–
Note payable dated April 8, 2011 with interest at 18%; principal and interest due on November 30, 2011; unsecured; currently in default	75,000	–
Note payable dated May 5, 2011 with interest at 18%; principal and interest due on January 31, 2012; unsecured	50,000	–
Note payable dated April 19, 2011 with interest at 18%; principal and interest due on May 31, 2012; unsecured	5,000	–
Note payable dated April 25, 2011 with interest at 18%; principal and interest due on May 31, 2012; unsecured	50,000	–
Note payable dated March 21, 2011 with interest at 18%; principal and interest due on May 31, 2012; unsecured	45,000	–
Total	$300,000	$–

The sum of $200,000 of the above-described notes payable is currently in default; $150,000 was due on November 30, 2011, and $50,000 was due on January 31, 2012.  As of the date of this Report, management is working with the holders of the $300,000 in notes payable, including those currently in default, to convert the notes into shares of the common stock of VR Holdings. As of the date of this report, management has not reached any agreements with the note holders.

NOTE 7.  SUBSEQUENT EVENTS

The Company evaluated events occurring between the end of its fiscal quarter, September 30, 2011, and the date the financial statements were issued.

On November 21, 2011, the Company signed a Plan and Agreement of Triangular Merger with VR Holdings, Inc., and VRH Merger Sub, Inc.  Pursuant to the agreement, VR Holdings, Inc. formed a wholly owned subsidiary (VRH Merger Sub, Inc.) which the Company will be merged into at closing.  The merger closed on January 20, 2012.  See Note 1.

PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma combined balance sheet as of September 30, 2011 and the unaudited pro forma combined statement of operations for the year ended September 30, 2011 are derived from the consolidated financial statements of VR Holdings, Inc. and Litigation Dynamics, Inc.  The unaudited pro forma combined balance sheet is presented as if the merger had occurred as of September 30, 2011 (VR Holdings Inc.’s fiscal year-end).  The unaudited pro forma combined statement of operations is presented as if the merger had occurred on October 1, 2010 (the beginning of VR Holdings Inc.’s 2011 fiscal year).

The merger has been accounted for under the acquisition method of accounting, under which the total purchase price consideration is allocated to assets and liabilities assumed based upon their fair values.  The preliminary allocation of purchase price is based upon the best information available and is provisional pending, among other things, the finalization of the valuation of intangible assets and other management estimates of fair values.  During the measurement period (which is not to exceed one year from the acquisition date), additional assets, or liabilities may be recognized if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date.  The preliminary purchase price allocation may be adjusted after obtaining additional information regarding, among other things, asset valuation, liabilities assumed and revisions of previous estimates.

The pro forma combined balance sheet and statement of operations are presented for informational purposes only and are not necessarily indicative of the results of operations that actually would have been achieved had the sale been consummated as of that time, nor is it intended to be a projection of future results.  The unaudited pro forma combined financial information, including the notes thereto, should be read in conjunction with (1) the consolidated financial statements of VR Holdings Inc. included in its annual report on Form 10-K for the year ended September 30, 2011, and (2) the accompanying financial statements of Litigation Dynamics, Inc.

VR Holdings, Inc.

Pro Forma Combined Balance Sheet

(Unaudited)

	VR Holdings, Inc.	Litigation Dynamics, Inc.			Pro Forma Combined
	September 30, 2011	September 30, 2011	Pro Forma Adjustments		September 30, 2011

Assets
Current Assets
Cash and cash equivalents	$–	$792	$–		$792
Due from related party	–	10,000	–		10,000
Notes receivables	–	63,174	–		63,174
Notes receivables-related parties	–	30,688	–		30,688
Total current assets	–	104,654	–		104,654
Goodwill	–	–	2,876,274	(2)	–
			(2,876,274)	(3)
Total Assets	$–	$104,654	$–		$104,654

Liabilities and Shareholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	$257,875	$27,594	$–		$285,469
Deferred revenue	–	10,000			10,000
Due to related parties	–	18,334	–		18,334
Notes Payable	–	300,000	–		300,000
Total current liabilities	257,875	355,928	–		613,803
Total Liabilities	257,875	355,928	–		613,803

Shareholders' Deficit
Common Stock	441	260	18	(2)	459
			(260)	(1)
Additional paid-in capital	8,645,719	740	2,624,982	(2)	11,270,701
			(740)	(1)
Accumulated deficit	(15,492,955)	(252,274)	252,274	(1)	(11,780,309)
			(2,876,274)	(3)
			6,588,920	(4)	–
Deficit accumulated during the development stage	6,588,920	–	(6,588,920)	(4)
Total shareholders' deficit	(257,875)	(251,274)	–		(509,149)
Total Liabilities and Shareholders' Deficit	$–	$104,654	$–		$104,654

(1)

To eliminate common stock, additional paid-in capital and accumulated deficit of Litigation Dynamics, Inc.

(2)

To record issuance of 17,500,000 shares of VR Holdings, Inc. common stock and goodwill related to excess purchase price.

(3)

To impair goodwill.

(4)

To reclassify deficit accumulated during the development stage to accumulated deficit.

VR Holdings, Inc.

Pro Forma Combined Statement of Operations

For the Twelve Months Ended September 30, 2010

(Unaudited)

	VR Holdings, Inc.	Litigation Dynamics, Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenues	$–	$90,180	$–		$90,180

Operating expenses:
General and administrative	103,335	316,127	–		419,462
Impairment of goodwill			2,876,274	(1)	2,876,274
Total operating expenses	103,335	316,127	2,876,274		3,295,736

Loss from operations	(103,335)	(225,947)	(2,876,274)		(3,205,556)

Other expense:
Interest expense	–	25,327	–		25,327
Loss before income taxes
Provision for income taxes	–	–	–		–

Net loss	$(103,335)	$(251,274)	$(2,876,274)		$(3,230,883)

Net loss per common share-basic and diluted	$(0.00)				$(0.01)
Weighted average common shares outstanding, basic and diluted	440,758,343		17,500,000		458,258,343

(1)

Impairment of goodwill related to excess of purchase price over fair value of net assets of Litigation Dynamics, Inc.